SCHEDULE 14A
                                             (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   [x]
Filed by a Party
      other than the Registrant     [  ]
Check the appropriate box:
[  ]   Preliminary Proxy
           Statement                       [  ]   Confidential,
                                                          for Use of the
                                                          Commission Only
                                                          (as permitted
                                                          by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Solicitation Material Under Rule 14a-12

                 DOVER INVESTMENTS CORPORATION
                (Name of Registrant as Specified in Its Charter)

        (Name of Person(s) Filing Proxy Statement, if other than Registrant) Payment of Filing Fee:
        [x]   No fee required
        [  ]   Fee computed on table below per Exchange Act
                   Rules 14a-6(i)(1) and 0-11.
        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                    (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed  maximum aggregate value of transaction:

         (5)    Total fee paid:

         [  ]  Fee paid previously with preliminary materials:

         [ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1.)  Amount Previously Paid:

          (2.)  Form, Schedule or Registration Statement no:

         (3.)  Filing Party:

          (4.)  Date Filed:
































                                          NOTICE OF
                ANNUAL MEETING OF STOCKHOLDERS

          The Annual Meeting of Stockholders of Dover Investments Corporation will be held at 235 Montgomery Street, Conference
Room #740, Seventh Floor, San Francisco, California, on
Thursday, May 23, 2002, at 9:00 A.M., for the following purposes:

  (1) To elect four directors (one of whom will be elected by holders of the Class A Common Stock and three of whom will be elected by holders of the Class B Common Stock), each to hold office until the next annual meeting and until his successor has been elected and qualified;

  (2) To ratify the appointment of Grant Thornton LLP as the Company's independent public accountant for the year ended December 31, 2002; and

  (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on March 25, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's offices at 100 Spear Street, Suite 520,
San Francisco, California, for ten days prior to the meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       FREDERICK M. WEISSBERG
                       Chairman of the Board of Directors and
                       President

San Francisco, California
April 4, 2002

         IMPORTANT: To ensure your representation at the meeting please date, sign and mail the enclosed Proxy card(s) promptly in the return envelope which has been provided.

                               DOVER INVESTMENTS CORPORATION
                                                   Proxy Statement

                                                        for the

                                      Annual Meeting of Stockholders

                                        to be Held on May 23, 2002


          The accompanying proxy is solicited on behalf of the Board of Directors of Dover Investments Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m. on Thursday, May 23, 2002, at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, or any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation, by attending the Annual Meeting and voting in person, or by submitting a duly executed proxy bearing a later date. The expense of soliciting proxies will be paid by the Company. The Company will request brokers, custodians, nominees and other holders of record to forward copies of soliciting material to persons for whom they hold shares of Company stock and to request authority for the execution of proxies. In such cases, the Company will reimburse holders for their reasonable charges or expenses. The Company's principal executive office is located at 100 Spear
Street, Suite 520, San Francisco, California 94105. This proxy statement and the accompanying form(s) of proxy were mailed to stockholders on or about April 4, 2002.

                                   VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 25, 2002 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company outstanding at the close of business on that date were 1,000,987 shares of Class A Common Stock and 312,833 shares of Class B Common Stock, each with a $.01 par value. The Company's Restated Certificate of Incorporation provides that, so long as the total number of shares of Class B Common Stock outstanding on any record date for a meeting of stockholders at which directors are to be elected equals or exceeds 12 1/2% of the total number of outstanding shares of Common Stock of both classes on such date, the holders of Class A
Common Stock will vote as a separate class to elect 25% of the Board of Directors (the "Class A Directors") and the holders of the Class B Common Stock will vote as a separate class to elect the remaining 75% of the Board of Directors (the "Class B Directors").
If 25% of the authorized number of directors is not a whole number, then the holders of Class A Common Stock are entitled to elect the next higher whole number of directors that is at least 25% of the authorized number of directors. The total number of outstanding shares of Class B Common Stock on March 25, 2002 constituted
23.81% of the total number of outstanding shares of Common
Stock of both classes.  Accordingly, holders of record of Class A
Common Stock will vote as a separate class at the Annual Meeting with respect to the election of directors and be entitled to elect one Class A Director. Holders of record of Class B Common Stock, voting as a separate class, will be entitled to elect the three Class B Directors. Holders of the Class A Common Stock and of the Class B
Common Stock generally will vote together as a single class on other matters submitted to a stockholder's vote, with the Class A Common
Stock entitled to one vote per share and the Class B Common Stock entitled to ten votes per share.

          The representation in person or by proxy of not less than a majority of the shares entitled to vote at the meeting will constitute a quorum. The Class A Director and Class B Directors will be elected by a plurality of the respective votes cast by holders of Class A Common Stock and Class B Common Stock. The affirmative vote of a majority of the votes entitled to be cast by the holders of shares represented at the meeting is required for the approval and adoption of Proposal 2. Because abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied, abstentions and "non-votes" will have the effect of a vote against a proposal. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

             SECURITY OWNERSHIP OF CERTAIN
             BENEFICIAL OWNERS AND MANAGEMENT

The following table shows as of March 25, 2002, (i) for each person who is known by the Company to be a beneficial owner of more than 5% of the Company's Class A or Class B Common Stock, and (ii) for each director and executive officer and all directors and executive officers as a group, the amount and nature of their beneficial ownership and percentage of all outstanding Class A Common Stock and Class B
Common Stock owned by them. Unless otherwise indicated in the footnotes to the table, to the Company's knowledge, each person has sole voting and dispositive power with respect to the shares owned by such person.


                                                                                                                           Aggregate
                                                              Percentage                        Percentage   Voting
                                          Class A        of                  Class B        of                 Power
                                          Common      Outstanding  Common      Outstanding Represented
Name              Position      Shares          Class A         Shares          Class B        by Shares
and                  with            Beneficially  Common       Beneficially  Common     Beneficially
Address           Company    Owned         Shares(1)      Owned         Shares(2)     Owned(3)
The
Lawrence
Weissberg
Revocable
Living Trust
100 Spear St.
#520
San Francisco,
CA 94105        N/A           431,021(4)    43.06%        245,114(4)   78.35%        69.79%

Lawrence
Weissberg
100 Spear St.
#520
San Francisco,
CA 94105        N/A           431,021(5)    43.06%        245,114(6)   78.35%         69.79%




Frederick M.
Weissberg
100 Spear St.
#520                 Chairman
San Francisco,  and
CA 94105        President   442,386(7)    44.19%        245,114(8)   78.35%         70.07%

Britt Evans
2406 Merced
Street
San Leandro,
CA 94577       N/A            441,092(9)    44.07%        245,114(10) 78.35%         70.04%

Arnold
Addison
727
Industrial
Parkway
Hayward,
CA 94544       Director      2,450(11)      *                  0                  *                   *

John Gilbert
400
Montgomery
Street
Suite 820
San Francisco,
CA 94104        Director     2,250(12)      *                  0                  *                   *

Will C.
Wood
212 Felton
Drive
Menlo Park,
CA 94025       Director      11,450(13)    1.14%          0                  *                   *


Erika
Kleczek
100 Spear St.
Suite 520         Principal
San Francisco, Financial
CA 94105        Officer       18,044(14)    1.80%          0                  *                   *



Robert
Naify
172 Golden
Gate Avenue
San Francisco,
CA 94102        N/A           54,437           5.44%          23,330         7.46%           6.97%

Leeward
Capital, L.P.
Leeward
Investments,
LLC
Eric P. Von
der Porten
1139
San Carlos
Ave.
Suite 302
San Carlos,
CA 94070        N/A           97,000(15)     9.69%          0                 *                   2.35%


All executive
officers and
directors as
a group of
five persons      N/A           476,580(16)   47.61%        245,114      78.35%         70.90%


* Less than one percent (1%) of the outstanding class of stock or aggregate voting power of the Class A Common Stock and Class B Common Stock combined.

(1) Based on a total of 1,000,987 currently outstanding shares of Class A Common Stock plus the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 25, 2002.

(2) Based on a total of 312,833 currently outstanding shares of Class B Common
      Stock plus the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 25, 2002.

(3) For matters other than the election of directors only.

(4) The Lawrence Weissberg Revocable Living Trust has shared voting and dispositive power with respect to the shares of Class A and Class B Common Stock owned by it.

(5) Consists of 431,021 shares of Class A Common Stock owned by
      The Lawrence Weissberg Revocable Living Trust, of which Lawrence Weissberg is the settlor. Lawrence Weissberg has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as the settlor of The Lawrence Weissberg Revocable Living Trust, Lawrence Weissberg disclaims beneficial ownership of these shares. Excludes 1,810 shares of Class A Common Stock which are owned by Lawrence Weissberg's wife, of which Lawrence Weissberg disclaims beneficial ownership.

(6) Consists of 245,114 shares of Class B Common Stock owned by
      The Lawrence Weissberg Revocable Living Trust, of which Lawrence Weissberg is the settlor. Lawrence Weissberg has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as the settlor of The Lawrence Weissberg Revocable Living Trust, Lawrence Weissberg disclaims beneficial ownership of these shares.

(7) Includes 5,324 shares of Class A Common Stock which are held in trust for the benefit of the children of Frederick M. Weissberg for which Frederick M. Weissberg is trustee and 787 shares of Class A Common
     Stock which are held in trust for the benefit of the grandchildren of Lawrence Weissberg for which Frederick M. Weissberg is trustee.
     Also includes 431,021 shares of Class A Common Stock owned by
     The Lawrence Weissberg Revocable Living Trust, of which Frederick
     M. Weissberg is a co-trustee, and 4,659 shares of Class A Common Stock owned by The Lawrence Weissberg Foundation, of which Frederick M. Weissberg is a director. Frederick M. Weissberg has shared voting and dispositive power with respect to the 431,021 shares of Class A
     Common Stock owned by The Lawrence Weissberg Revocable Living
     Trust and the 4,659 shares of Class A Common Stock owned by The
     Lawrence Weissberg Foundation. Except to the extent of his shared voting and dispositive power as a co-trustee of The Lawrence Weissberg Revocable Living Trust, Frederick M. Weissberg disclaims beneficial ownership of the 431,021 shares of Class A Common Stock owned by The Lawrence Weissberg Revocable Living Trust. Frederick M.
     Weissberg disclaims beneficial ownership of all the other shares of Class A Common Stock described in this footnote.

(8) Consists of 245,114 shares of Class B Common Stock owned by
      The Lawrence Weissberg Revocable Living Trust, of which Frederick
      M. Weissberg is a co-trustee. Frederick M.Weissberg has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as a co-trustee of The Lawrence Weissberg Revocable Living Trust,
      Frederick M. Weissberg disclaims beneficial ownership of these shares.

(9) Includes 431,021 shares of Class A Common Stock owned by
      The Lawrence Weissberg Revocable Living Trust, of which
      Britt Evans is a co-trustee, and 4,659 shares of Class A Common
      Stock owned by The Lawrence Weissberg Foundation, of which
      Britt Evans is a director. Britt Evans has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as a co-trustee of The Lawrence Weissberg Revocable Living Trust, Britt Evans disclaims beneficial ownership of the 431,021 shares of Class A Common Stock owned by The Lawrence Weissberg Revocable
      Living Trust. Britt Evans disclaims beneficial ownership of the 4,659 shares of Class A Common Stock owned by The Lawrence
      Weissberg Foundation.

(10) Consists of 245,114 shares of Class B Common Stock owned by
       The Lawrence Weissberg Revocable Living Trust, of which
       Britt Evans is a co-trustee. Britt Evans has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as a co-trustee of The Lawrence Weissberg Revocable Living Trust, Britt Evans disclaims beneficial ownership of these shares.

(11) Includes 500 shares issuable upon exercise of options exercisable within 60 days of March 25, 2002.

(12) Includes 1,750 shares issuable upon exercise of options exercisable within 60 days of March 25, 2002.

(13) Includes 1,000 shares issuable upon exercise of options exercisable within 60 days of March 25, 2002.

(14) Includes 16,499 shares issuable upon exercise of options exercisable within 60 days of March 25, 2002.

(15) Based on information set forth in a Schedule 13D of February 28, 2000, as filed with the Securities and Exchange Commission.

(16) Includes 19,749 shares issuable upon exercise of options exercisable within 60 days of March 25, 2002.

           PROPOSAL 1 -- ELECTION OF DIRECTORS

Nominees for Directors

          Action is to be taken at the Annual Meeting with respect to the election of a total of four directors, consisting of one Class A Director and three Class B Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Holders of the Class A Common Stock will vote as a separate class for the election of the Class A Director and holders of the Class B Common Stock will vote as a separate class for the election of the Class B Directors. Each proxy with respect to the Class A Director (the proxy card printed with black ink) may not be voted for more than one nominee and each proxy with respect to the Class B Directors (the proxy card printed with red ink) may not be voted for more than three nominees. It is intended that the proxies solicited by and on behalf of management will be voted for the election of the nominees listed in the following table. In the event any of the nominees, for any reason, should cease to be a candidate for a position as a director, the proxies will be voted in accordance with the best judgment of the person or persons acting under them and may be voted for another person nominated by management.
The Company knows of no current circumstances which would render any nominee unable to accept nomination or election. Under the terms of the Company's By-Laws, a vacancy may be filled by the Board of Directors.

          The following table indicates as to each nominee the year when he was first elected or appointed a director, his age and class of directorship:

                                         Director                    Class of
       Name                         Since            Age      Directorship
Arnold Addison                 1992            72         Class A
John Gilbert                       1993            62         Class B
Frederick M. Weissberg     2001            54         Class B
Will C. Wood                    1992            62          Class B

          Arnold Addison. Mr. Addison is a self-employed investor in Real Estate. From 1997 until December 2000 Mr. Addison has worked for
Capital Auto Rental Services as Vice President. He has been President of Addison Financial Corporation, an auto leasing company, since October 1987. He has also been the owner of Warm Springs Land Co., a real estate Investment firm, since January 1985.

          John Gilbert. Mr. Gilbert has been a self-employed financial consultant since 1989 and has seventeen years of experience as a general contractor and home builder.

          Frederick M. Weissberg. Mr. Frederick M. Weissberg is presently the Chairman of the Board of Directors and President of the Company.
He has been in the real estate finance and development field for over thirty years. From 1976 until 1991 Mr. Frederick M. Weissberg worked for Homestead Savings and Loan Association, a former subsidiary of the Company, as a Loan Production Branch Manager, Vice President of Secondary Marketing and Vice President of Lending Operations. In 1991 he founded Dabenica Investment Corporation, of which he has been the President and Chief
Executive Officer since its formation. Dabenica Investment Corporation is a mortgage brokerage company specializing in securing financing for builders and developers of single family projects throughout California.
From 1997 until December 11, 2001 Mr. Frederick M. Weissberg worked for the Company as Assistant to the President. In this capacity he assisted Mr. Lawrence Weissberg with the day to day operations of the Company. From October 16, 2001 until December 11, 2001
Mr. Frederick M. Weissberg also served as Executive Vice President of the Company. Mr. Frederick M. Weissberg was appointed a director,
Chairman of the Board of Directors and President of the Company effective December 11, 2001, concurrently with the effectiveness of Mr. Lawrence Weissberg's resignation as a director, Chairman of the Board of Directors and President of the Company for health related reasons. Mr. Frederick M. Weissberg is a son of Mr. Lawrence Weissberg.

          Will C. Wood. Mr. Wood has been a principal of Kentwood Associates, a financial advisory firm, since November 1993. He was an international banking executive with Wells Fargo Bank, Crocker Bank and Citibank from
1972 through 1989 and was managing Director of IDI Associates from 1989 to 1993. Mr. Wood is also a Director of Banco Latino de Exportaciones S.A.

Committees and Meetings of the Board of Directors

          In 2001, the Board of Directors of the Company held six regular meetings. Each of the directors attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director.

          The Board of Directors of the Company established a Compensation Committee in January 1995. The Compensation Committee of the Board of Directors consists of John Gilbert and Will C. Wood. The Compensation Committee reviews and sets Company executive compensation policies and recommends to the Board the level of compensation of the President. The Compensation Committee held one meeting during fiscal 2001, which was attended by Messrs. Gilbert and Wood.

       The Board of Directors of the Company established an Audit
Committee in January 2002. The Audit Committee consists of Arnold Addison and John Gilbert. The function of the Audit Committee is to assist the Board of Directors in carrying out its oversight responsibilities relating to the Company's accounting policies, internal control and financial reporting practices. The Board of Directors has not adopted a written charter for the Audit Committee. The members of the Audit Committee are independent as independence is defined in Rule 4200(a)(14) of the NASD's listing standards. The Audit Committee did not hold any meetings during 2001.

       The Board of Directors does not have a nominating committee.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (the "SEC").

          Based solely on the Company's review of the reporting forms received by it, and written representations from certain persons that no Form 5 reports were required to be filed, the Company believes that during the period from January 1, 2001 to December 31, 2001, inclusive, all filing requirements applicable to the Company's officers and directors and greater than ten percent stockholders were satisfied, except that (i) each of The Lawrence Weissberg Revocable Living Trust, Frederick M. Weissberg and Britt Evans did not file on a timely basis a Form 3, which form was subsequently filed with the SEC, and (ii) Lawrence Weissberg did not file on a timely basis a Form 4, which form was subsequently filed with the SEC.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

      COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

          The compensation of the executive officers of the Company whose total annual salary and bonus exceeded $100,000 for services in all capacities to the Company and its partnerships during 1999, 2000 and 2001 was as follows:






                                        SUMMARY COMPENSATION TABLE

Name and
Principal                                              Salary and      Other Annual           All Other
Position                                Year       Bonus ($)       Compensation ($)    Compensation ($)
Lawrence Weissberg             2001      299,295(1)               -                     35,000(4)
 Chairman of the Board         2000      530,000(2)         7,554(3)               30,000(4)
 of Directors and President   1999       530,000(2)         7,554(3)

Frederick M. Weissberg        2001      52,501(6)                 -                       6,250(4)
 Chairman of the Board of
 Directors and President(5)


Erika Kleczek                       2001      150,000                  -                       35,000(4)
  Principal                             2000      140,000(7)              -                       22,500(4)
  Financial Officer                 1999      101,000(8)              -

        (1)      Mr. Lawrence Weissberg's annual base salary was increased to
                   $350,000 effective January 1, 2001, and was decreased to $150,000 effective October 16, 2001. Mr. Lawrence Weissberg's compensation by the Company ceased effective December 11, 2001, concurrently with the effectiveness of Mr. Lawrence Weissberg's resignation as Chairman of the Board of Directors and as President of the Company.
        (2)      Includes a bonus of $280,000.
        (3)      Consists of an automobile allowance.
        (4)      Contribution to Qualified Retirement Plan.
        (5)      Mr. Frederick M. Weissberg was appointed Chairman of
                   the Board of Directors and President of the Company effective December 11, 2001. Mr. Frederick M. Weissberg served as Executive Vice President of the Company from October 16, 2001 until December 11, 2001.
        (6)      Mr. Frederick M. Weissberg's annual base salary was
                   increased to $150,000 effective October 16, 2001, and was increased to $175,000 effective December 11, 2001.
        (7)      Includes a bonus of $50,000.
        (8)      Includes a bonus of $36,000.



Option Grants in Last Fiscal Year

                                                                                                              Potential
                                                                                                              Realizable
                                                                                                 Value at Assumed
                         Number of    Percent of                                                 Annual Rates of
                         Securities     Total Options                                            Stock Price
                         Underlying   Granted to        Exercise or                       Appreciation
                         Options        Employees in    Base Price   Expiration     For Option Term
Name                Granted        Fiscal Year       ($/share)      Date             5%          10%

Lawrence
  Weissberg           -                   -                      -                     -               -              -
Frederick M.
  Weissberg           -                   -                      -                     -               -              -
Erika
Kleczek                 -                  -                      -                      -               -             -


Aggregate Option Exercises in Last Fiscal Year and F-Y-End Option Values
                                                              Number of
                                                              Securities Underlying           Value of Unexercised
                         Shares                          Unexercised Options at         in-the-Money Options
                         Acquired      Value        December 31, 2001              at December 31, 2001(1)
Name                on Exercise  Realized    Exercisable  Unexercisable   Exercisable  Unexercisable

Lawrence
  Weissberg . .      -                   -             117,500      17,500             $157,312     $39,812
Frederick M.
 Weissberg. .        -                   -                   -               -                          -                 -
Erika
Kleczek . .           -                    -               16,499      10,001             $  64,143     $30,419

(1) The value of unexercised options is the average of the high and low bid information as reported on the National Quotation Bureau Pink Sheets of the Company's Class A Common Stock on December 31, 2001,
      $14.375, less the exercise price of the option, multiplied by the number of outstanding options.

Compensation Committee Interlocks and Insider Participation

          John Gilbert and Will C. Wood served as members of the Compensation Committee of the Board of Directors of the Company during 2001. They have no relationship with the Company other than as directors and stockholders. During 2001, no executive officer of the Company served as a director, or as a member of any compensation committee, of any other for-profit entity.

Compensation of Directors

          The Company pays each non-employee director $1,000 for each meeting of the Board of Directors of the Company attended. None of the Company's directors, other than Mr. Frederick M. Weissberg (and, until December 11, 2001, Mr. Lawrence Weissberg) are employees of the Company.

          Non-employee directors receive stock options pursuant to the Company's Stock Option Plan for Non-employee Directors
(the "Director Plan"). Under the Director Plan, each non-employee director is automatically granted options to purchase 500 shares of Class A Common Stock on each anniversary date of his or her appointment or election to the Board of Directors, until the plan terminates or the director ceases to be a director. Options granted under the Director Plan become exercisable in installments to the extent of one-half on the date one year after the date of grant, and the remaining one-half on the date two years after the date of grant. The exercise price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.

Audit Committee Report

          The function of the Audit Committee is to assist the Board of Directors in carrying out its oversight responsibilities relating to the Company's accounting policies, internal control and financial reporting practices.

          The Audit Committee reviewed the Company's financial statements for the fiscal year 2001 and met with management, as well as with representatives of Grant Thornton LLP, the Company's independent public accountant, to discuss the financial statements. The Audit Committee also discussed with representatives of Grant Thornton LLP the matters required to be discussed by Statement on Accounting
Standards 61, "Communication with Audit Committees."


       In addition, the Audit Committee received from Grant Thornton LLP the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with representatives of Grant Thornton LLP that firm's independence.

          Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

March 12, 2002

                                       The Audit Committee
                                       Arnold Addison
                                       John Gilbert




























Report of the Compensation Committee of the Board of Directors regarding Executive Compensation

          The Compensation Committee of the Board of Directors
(the "Committee") administers the Company's executive compensation program. The Committee's primary responsibilities are to review and set the Company's executive compensation policies and to recommend to the Board the level of compensation of the Company's President. The members of the Committee are independent, non-employee directors. The Committee has furnished the following report on executive compensation for 2001:

          The Committee has designed the Company's executive compensation program to support what the Committee believes to be an appropriate relationship between executive compensation and the creation of stockholder value. To promote Company performance, a significant portion of executive compensation is linked to the Company's operating results. The chief objectives of the executive compensation program are:

        (1) To motivate executives to make significant contributions to the Company's success and to reward them for their achievement;
        (2) To provide compensation comparable to that offered by comparable companies in the homebuilding industry; and
        (3) To align the interests of executives with the long-term interests of stockholders through awards whose value over time depends upon the performance of the Company's Common Stock.

          Consistent with the objectives of the Company's executive compensation program, the Company compensates its executives through base salary, cash performance bonus and stock option grants.

     Base Salaries. The Committee establishes executive base salaries based on its review of (i) the executive's performance, level of responsibility and length of service, (ii) Company performance and (iii) salary levels at comparable companies.

       Effective January 1, 2001, the Committee increased the annual base salary of Mr. Lawrence Weissberg to $350,000 in light of the significantly improved earnings of the Company in 2000. Effective October 16, 2001, the Committee decreased the annual base salary of Mr. Lawrence Weissberg to $150,000 in light of his reduced involvement with the day to day operations of the Company. Mr. Lawrence Weissberg's compensation by the Company ceased effective December 11, 2001, concurrently with the effectiveness of his resignation as Chairman of the Board of Directors and as President of the Company.

       The Committee set the annual base salary of Mr. Frederick M. Weissberg at $175,000 effective December 11, 2001, the effective date of his appointment as Chairman of the Board of Directors and President of the Company.

         Performance Bonuses. The Company awards cash bonuses to executive officers based primarily on the Company's financial performance during the fiscal year. In 2001, the Committee awarded no performance based bonuses.

       Stock Option Grants. In addition to base salary and bonus, the Company awards stock options to executive officers. Such awards are intended to focus executive attention on the Company's long-term performance. In 2001, no stock options were granted.

                      The Compensation Committee
                              John Gilbert
                             Will C. Wood
























                    Performance Graph

             The following graph compares the cumulative total return on the Company's Class A and Class B Common Stock during the past five fiscal years with the average cumulative total return during the same period on the stocks that comprise the NASDAQ Stock Market (U.S.) Index and the stocks that comprise the Dow Jones Home Construction Index, weighted by market capitalization. The ten companies whose stocks comprise the Dow
Jones Home Construction Index are: Centex Corporation, Champion Enterprises,
Inc.,  D.R. Horton, Inc., Kaufman and Broad Home Corporation, Lennar
Corporation, Pulte Corporation, M.D.C. Holdings, Inc., NVR, Inc., Clayton
Homes, Inc. and Toll Brothers, Inc.

             The graph reflects the investment of $100 on December 31, 1996 in the Company's Class A and Class B Common Stock, the NASDAQ
Stock Market (U.S.) Index and the Dow Jones Home Construction
Index, assuming reinvestment of dividends. The graph is based upon the Company's Class A and Class B Common Stock and index prices calculated as of the last trading day in the month of December for each of the fiscal years presented. The performance of the Company's Common Stock depicted in the graph represents past performance only and is not indicative of future performance.


                                                      12/96       12/97       12/98      12/99     12/00      12/01
Dover Investments Corporation,     $100       $150         $132       $200      $213       $242
    Class A
Dover Investments Corporation,       100        152            118        223        155         248
    Class B
NASDAQ Stock Market
    (U.S.) Index                                 100         122           173         321        193         153
Dow Jones Home
    Construction Index                       100         147           155         103        180         242







          CERTAIN TRANSACTIONS

             The Company subleases a portion of the Company's executive office to a corporation owned by The Lawrence Weissberg Revocable Living Trust. That corporation's share of the lease equals 35% of the total rent and operating costs.

             The Company originates loans for the construction of single family homes and disburses the funds on a draw loan basis. Through October 2001, these loans were presented to the Company by Dabenica Investment Corporation ("Dabenica"), a California real estate brokerage corporation wholly owned by Frederick M. Weissberg.
For the service, Dabenica earned a brokerage fee of 1.75% to 2%, paid by the borrower. Dabenica no longer acts as loan broker for the Company.

             In May 2001, Erika Kleczek, the Company's Principal
Financial Officer, received a loan from the Company in the amount of $874,000. The loan amortizes over a 30-year period and interest is payable at a fixed rate of 4% per annum. This loan was made for the purchase of her residence and is secured by a Deed of Trust.
As of December 31, 2001, the outstanding amount of the loan was $866,000.

PROPOSAL 2 -- RATIFICATION OF APPOINTMENT
                           OF ACCOUNTANTS

             The Company has engaged Grant Thornton LLP as the
Company's independent public accountant to audit its financial statements for the year ended December 31, 2002, subject to ratification by the stockholders.

             Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

Audit Fees

        The aggregate fees billed by Grant Thornton LLP in connection with the audit of the Company's annual financial statements for 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for 2001 was $56,800.

Financial Information Systems Design and Implementation Fees

        In 2001, Grant Thornton LLP rendered no professional services to the Company in connection with the design, implementation or operation of financial information systems.

All Other Fees

        The aggregate of all other fees billed by Grant Thornton LLP for services rendered to the Company in 2001 was $23,639, which was for assistance in preparing tax returns. The Audit Committee of the Board of Directors of the Company considers the provision of these services to be compatible with maintaining Grant Thornton LLP's independence.

Required Vote

             A vote for Proposal 2 by a majority of the votes entitled to be cast by the holders of outstanding shares of the Company's Class A Common Stock and Class B Common Stock present at the Annual
Meeting in person or by proxy and voting together as a single class, with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR the proposal.


   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
        STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

                            OTHER MATTERS

             As of the date of this Proxy Statement, management knows of no business other than that specified in the Notice of Annual Meeting of Stockholders to be transacted at the Annual Meeting, but if other matters are properly raised before the Annual Meeting, it is the intention of the persons named in the enclosed proxy, in the absence of instructions to the contrary, to vote in regard thereto in accordance with their judgment; discretionary authority to do so is included in the proxy.

         STOCKHOLDER PROPOSALS

             Any proposals of stockholders intended to be presented at the 2003 Annual Meeting must be received by the Company by December 6, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

             The accompanying proxy grants the persons named therein discretionary authority to vote on any matter raised at the Annual Meeting.
If a stockholder intends to submit a proposal at the 2003 Annual Meeting, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder should give the Company appropriate notice no later than February 20, 2003.
If the Company fails to receive notice of the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the stockholders for approval at the 2003 Annual Meeting as the Company will not have received proper notice as required by the rules of the Securities and Exchange Commission.



                            Frederick M Weissberg
                            Chairman of the Board of Directors and
                            President

San Francisco, California
April 4, 2002
























                                            APPENDIX A


                                                PROXY

                   DOVER INVESTMENTS CORPORATION

          PROXY FOR HOLDERS OF CLASS A COMMON STOCK

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                       OF DIRECTORS

        The undersigned hereby appoints Frederick M. Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 25, 2002, at the Annual Meeting of Stockholders to be held at 235 Montgomery Street, Conference Room #740,
Seventh Floor, San Francisco, California, on May 23, 2002 at 9:00 A.M., local time, or any adjournment thereof.

Comments/Address Change: Please mark comment/address box on reverse side.

Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.



















The Board of Directors recommends that stockholders vote
"FOR" the nominees and  "FOR" Proposal 2.

1.  ELECTION OF CLASS A DIRECTOR:     FOR   WITHHELD
     Arnold Addison

     (INSTRUCTION: To withhold authority to
     vote for any individual nominee(s), write that nominee's name in the space provided below)


2.  RATIFICATION OF THE APPOINTMENT     FOR   AGAINST    ABSTAIN
     OF GRANT THORNTON LLP AS THE
     COMPANY'S INDEPENDENT PUBLIC
     ACCOUNTANT FOR THE YEAR ENDED
     DECEMBER 31, 2002.

     I PLAN TO ATTEND THE MEETING
     COMMENTS/ADDRESS CHANGE


Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

                            Signature(s)                Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.





                                            PROXY

                   DOVER INVESTMENTS CORPORATION

       PROXY FOR HOLDERS OF CLASS B COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                    OF DIRECTORS

        The undersigned hereby appoints Frederick M. Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock of Dover Investments
Corporation (the "Company") held of record by the undersigned on March 25, 2002, at the Annual Meeting of Stockholders to be held at 235 Montgomery Street, Conference Room #740, Seventh Floor,
San Francisco, California, on May 23, 2002 at 9:00 A.M., local time, or any adjournment thereof.

Comments/Address Change: Please mark comment/address box on reverse side.

Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.






















The Board of Directors recommends that stockholders vote "FOR" the nominees and "FOR" Proposal 2.

1.  ELECTION OF CLASS B DIRECTORS:      FOR     WITHHELD FOR ALL
     01 Frederick M. Weissberg, 02 Will C. Wood and 03 John Gilbert

     (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below)


2.  RATIFICATION OF THE APPOINTMENT    FOR     AGAINST   ABSTAIN
     OF GRANT THORNTON LLP AS THE
     COMPANY'S INDEPENDENT PUBLIC
     ACCOUNTANT FOR THE YEAR ENDED
     DECEMBER 31, 2002.

     I PLAN TO ATTEND THE MEETING
     COMMENTS/ADDRESS CHANGE


Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

                                 Signature(s)                     Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.